SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 5, 2007

Date of Report (Date of earliest event reported)

HEPALIFE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-29819

(Commission File Number)

58-2349413

(I.R.S. Employer Identification No.)

60 State Street, Suite 700, Boston, MA  02109

(Address of principal executive offices)

(800) 518-4879

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

Item 1.02 – Termination of a Material Definitive Agreement

At a Board of Directors meeting held on March 5, 2007, the Company’s Board of Directors agreed to cancel an aggregate of 8,100,000 stock options as follows:

- 1,630,000 exercisable at $0.07 in the name of Ranjit Bhogal

- 4,000,000 exercisable at $0.85 in the name of Ranjit Bhogal

- 470,000 exercisable at $0.07 in the name of Jeet Sidhu

- 2,000,000 exercisable at $0.85 in the name of Jeet Sidhu

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEPALIFE TECHNOLOGIES, INC.

/s/ Frank Menzler

Frank Menzler

President and CEO

Date: March 9, 2007